As filed with the Securities and Exchange Commission on May 2, 2018

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-22842

FORUM FUNDS II
Three Canal Plaza, Suite 600
Portland, Maine 04101

Jessica Chase, Principal Executive Officer
Three Canal Plaza, Suite 600
Portland, Maine 04101
207-347-2000

Date of fiscal year end: February 28

Date of reporting period: March 1, 2017 – February 28, 2018

ITEM 1. REPORT TO STOCKHOLDERS.

NWS INTERNATIONAL PROPERTY FUND
NWS GLOBAL PROPERTY FUND

Annual Report
February 28, 2018

NWS INTERNATIONAL PROPERTY FUND
A MESSAGE TO OUR SHAREHOLDERS (Unaudited)
FEBRUARY 28, 2018

The real estate markets globally continued to perform well as economic growth remained supportive of fundamentals. However, publicly listed real estate company performance was varied as the prospects for rising interest rates and a gradual reduction of quantitative easing weighed on stock performance, especially in the US where the Fed has already begun the process of normalization. As the year progressed, it became clearer that long-term rates were not rising as expected in the US in particular. The net result is that the public real estate market in the US and most of the world is trading well below the value of the underlying assets and demand for property by global investors is supportive of much higher valuations. The year was also characterized by a widening of dispersion in performance which favors active management, and the NWS International Property Fund (the “Fund”) outperformed its benchmark by 10%.

The Asian property markets, excluding Japan, were among the strongest performers having started 2017 at extreme levels of discounts to NAV as the public markets attempted to discount a China recession/economic meltdown. This has not occurred and it appears that the Chinese government has managed to engineer a modest slowdown while seeking to moderate the rising debt levels of consumers and local governments. Demand for residential property was stronger than expected and the Chinese developers were by far the best performing stocks worldwide. We would expect this trend to continue as the latest economic data for China has been better than expected and demand for property that is well-built and located is very strong, with companies trading at 30-50% discounts to NAV.

Hong Kong and Singapore property companies experienced strong gains throughout much of 2017. In Hong Kong, office demand has been very strong all year and the lack of supply has resulted in rental rates that are now the highest in the world. Singapore is benefiting from strong demand for office space which has absorbed the excess supply that had been developed recently at a far faster pace than expected. The residential market is also experiencing a surge in demand and low inventories, which led to a rapid rise in home prices. The public company share prices have yet to fully catch up to the rise in property values and are trading at 20-30% discounts to NAV. The Australian market has been the laggard, suffering from a slow-paced economic recovery and the fear that the central bank will tighten ahead of the recovery. As a result, the Aussie REITs have been trading at unusually wide discounts to NAV with dividend yields of 5-7%.

European property companies have been benefiting from an improving economic environment, strong demand for property, and very limited new supply. However, the property companies appear to be trading below the value of their portfolios which may be attributable to the political turmoil and concerns about the unwinding of quantitative easing. Political uncertainty in Spain, Italy, Germany, and of course the Brexit issue, provide ample support for caution while at the same time, the economic data continues to improve. Given these seemingly countervailing forces, stock selection has been paramount and the Fund has benefited from holdings in Germany, Spain and Sweden where the property markets have been performing well. Despite the challenges of Brexit, the UK real estate market is performing well, especially those companies that are either in the industrial/logistics sector or other non-traditional forms of real estate like student housing and storage.

For the 12 months ended 2/28/18, the Fund was up 23.69% compared to 13.50% for the FTSE EPRA/NAREIT Developed ex-US Total Return Index. The very strong relative outperformance was driven by stock selection in Japan where the Fund’s investments outperformed the Japanese real estate securities market in aggregate by over 20%. In addition, the Fund’s out-of-benchmark investments in China and Thailand were major drivers of absolute and relative performance, surging over 50% and 60%, respectively. The Fund’s European exposure also contributed positively primarily due to stock selection in the UK and investment in German residential specialist ADO Properties, which gained over 40% in US dollar terms.

Looking forward, there are several common themes to consider for this most heterogeneous and inefficient sector including:

●
Demand for real estate is well-supported. Recent surveys of institutional investors suggest that the future appetite for real estate is increasing despite expectations for lower returns. This is in addition to the current surfeit of capital already committed but not yet invested.

●
Attractive relative valuation. As compared with other asset classes, real estate securities in particular are trading at levels that are appreciably lower in terms of multiples/valuations. As compared with private real estate, we believe the public companies are priced from 10-50% below the value of their underlying assets.

●
Retail-oriented companies are oversold. While it is difficult to assess the ultimate impact of ecommerce and Millennial buying habits, all companies that are engaged in the retail sector worldwide are not homogeneous and yet they are priced as if they were.

●	Dispersion in performance will likely continue, providing opportunities for active management to continue to outperform.
●
Supply largely in check but pockets of oversupply need to be monitored. Property types with the lowest reproduction costs and fastest time to market like warehouses, self-storage, apartments and retail centers (excluding malls) should be most at risk.

●
Interest rate increases continue to weigh on the sector. As has been the case in the past, REITs in the US and Australia in particular will trade down as rates are rising – which has been occurring during the past 2 years – and then recover when either economic growth drives rents higher and/or it becomes clear that the rise in interest rates has peaked.

NWS INTERNATIONAL PROPERTY FUND
A MESSAGE TO OUR SHAREHOLDERS (Unaudited)
FEBRUARY 28, 2018

Because the Fund concentrates its net assets in the real estate industry (by investing in equity REITs and other companies that invest in real estate assets), it is particularly vulnerable to the risks of the real estate industry, including those specific to equity REITs. Declines in real estate values, changes in interest rates, economic downturns, overbuilding and changes in zoning laws and government regulations can have a significant negative effect on companies in the real estate industry. Extended vacancies, a decline in rental income, failure to collect rents, increased competition from other properties and poor management can also affect the value and performance of equity REITs and companies that invest in real estate assets. The Fund is non-diversified, which means that the Fund may hold larger positions in fewer securities than other funds. Investing overseas involves special risks, including the volatility of currency exchange rates, and in some cases, political and economic instability, and relatively illiquid markets.

Emerging markets involve greater risks than more developed markets as they may be more volatile and less liquid. The Fund may invest in small and mid-sized capitalization companies meaning that these companies carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock.

NWS INTERNATIONAL PROPERTY FUND
PERFORMANCE CHART AND ANALYSIS (Unaudited)
FEBRUARY 28, 2018

The following chart reflects the change in the value of a hypothetical $1,000,000 investment in Institutional Shares, including reinvested dividends and distributions, in the NWS International Property Fund (the “Fund”) compared with the performance of the benchmark, the FTSE EPRA/NAREIT Developed ex-US Total Return Index (“Developed ex-US”), since inception. The Developed ex-US is an unmanaged subset of the FTSE EPRA/NAREIT Developed Index that incorporates Real Estate Investment Trusts (REITs) and Real Estate Holding & Development companies. The total return of the index includes the reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the index does not include expenses. The Fund is professionally managed, while the index is unmanaged and is not available for investment.

Comparison of Change in Value of a $1,000,000 Investment
NWS International Property Fund vs. FTSE EPRA/NAREIT Developed ex-US Total Return Index

Average Annual Total Returns Periods Ended February 28, 2018	One Year	Since Inception 03/31/15
NWS International Property Fund	23.69%	5.84%
FTSE EPRA/NAREIT Developed ex-US Total Return Index	13.50%	4.36%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. As stated in the Fund’s prospectus, the annual operating Expense ratio (gross) is 4.41%. However, the Fund’s adviser has contractually agreed to waive its fee and/or reimburse Fund expenses to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding all taxes, interest, portfolio transaction expenses, acquired fund fees and expenses, proxy expenses and extraordinary expenses) to 1.00%, through at least June 30, 2019 (the “Expense Cap”). The adviser may be reimbursed by the Fund for fees waived and expenses reimbursed by the adviser pursuant to the Expense Cap if such payment is approved by the Board, made within three years of the fee waiver or expense reimbursement, and does not cause the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to exceed the lesser of (i) the then-current expense cap, or (ii) the expense cap in place at the time the fees/expenses were waived/reimbursed. During the period, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower. Shares redeemed or exchanged within 90 days of purchase will be charged a 1.50% redemption fee. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized. For the most recent month-end performance, please call (844) 218-5182.

NWS INTERNATIONAL PROPERTY FUND
SCHEDULE OF INVESTMENTS
FEBRUARY 28, 2018

Shares	Security Description	Value
Common Stock - 95.2%
Australia - 9.6%
100,500	Mirvac Group REIT	$165,484
57,070	Stockland REIT	179,078
36,270	The GPT Group REIT	134,094
46,400	Vicinity Centres REIT	89,376
		568,032
Belgium - 2.1%
1,580	VGP NV (a)	123,366

China - 8.4%
58,000	China Overseas Land & Investment, Ltd.	203,810
46,000	China Resources Land, Ltd.	164,288
91,992	KWG Property Holding, Ltd.	129,068
		497,166
France - 5.3%
6,800	Carmila SA REIT	198,275
2,760	Klepierre SA REIT	114,249
		312,524
Germany - 3.4%
3,880	ADO Properties SA (b)	202,503

Hong Kong - 16.0%
81,800	Hang Lung Properties, Ltd.	195,461
13,500	Hongkong Land Holdings, Ltd.	93,015
47,000	Hysan Development Co., Ltd.	272,358
42,000	Kerry Properties, Ltd.	190,790
131,245	New World Development Co., Ltd.	199,906
		951,530

Indonesia - 1.2%
868,100	Summarecon Agung Tbk PT	70,087

Ireland - 2.0%
62,100	Green REIT PLC	116,370

Japan - 18.0%
5,500	Aeon Mall Co., Ltd.	115,315
6,000	Daiwa House Industry Co., Ltd.	223,647
11,000	Mitsui Fudosan Co., Ltd.	265,785
8,000	Sumitomo Realty & Development Co., Ltd.	292,497
23,000	Tokyu Fudosan Holdings Corp.	170,730
		1,067,974
Netherlands - 6.5%
1,650	Unibail-Rodamco SE REIT	385,993

Singapore - 6.6%
68,000	CapitaLand, Ltd.	186,330
21,600	City Developments, Ltd.	208,051
		394,381
Spain - 2.6%
10,766	Merlin Properties Socimi SA REIT	154,528

Sweden - 3.0%
8,200	Fabege AB	178,104

Thailand - 3.7%
32,300	Central Pattana PCL, NVDR	86,692
371,200	Land & Houses PCL, NVDR	130,080
		216,772
United Kingdom - 6.8%
16,063	Great Portland Estates PLC REIT	138,875
7,781	Land Securities Group PLC REIT	99,301
10,000	The UNITE Group PLC REIT	104,836
15,100	Urban & Civic PLC	63,404
		406,416
Total Common Stock (Cost $4,815,038)		5,645,746
Investments, at value - 95.2% (Cost $4,815,038)		$5,645,746
Other Assets & Liabilities, Net - 4.8%		283,944
Net Assets - 100.0%		$5,929,690
NVDR	Non-Voting Depositary Receipt
PCL	Public Company Limited
PLC	Public Limited Company
REIT	Real Estate Investment Trust
(a)	Non-income producing security.
(b)	Security exempt from registration under Rule 144A under the Securities Act of 1933. At the period end, the value of these securities amounted to $202,503 or 3.4% of net assets.

The following is a summary of the inputs used to value the Fund’s investments as of February 28, 2018.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

Valuation Inputs	Investments in Securities
Level 1 - Quoted Prices	$5,645,746
Level 2 - Other Significant Observable Inputs	–
Level 3 - Significant Unobservable Inputs	–
Total	$5,645,746

The Level 1 value displayed in this table is Common Stock. Refer to this Schedule of Investments for a further breakout of each security by country.

The Fund utilizes the end of period methodology when determining transfers. There were no transfers among Level 1, Level 2 and Level 3 for the year ended February 28, 2018.

PORTFOLIO HOLDINGS (Unaudited)
% of Total Net Assets
Australia	9.6%
Belgium	2.1%
China	8.4%
France	5.3%
Germany	3.4%
Hong Kong	16.0%
Indonesia	1.2%
Ireland	2.0%
Japan	18.0%
Netherlands	6.5%
Singapore	6.6%
Spain	2.6%
Sweden	3.0%
Thailand	3.7%
United Kingdom	6.8%
Other Assets & Liabilities, Net	4.8%
100.0%

See Notes Financial Statements.

NWS INTERNATIONAL PROPERTY FUND
STATEMENT OF ASSETS AND LIABILITIES
FEBRUARY 28, 2018

ASSETS
Investments, at value (Cost $4,815,038)	$5,645,746
Cash	310,255
Receivables:
Dividends and interest	5,683
From investment adviser	1,968
Prepaid expenses	7,865
Total Assets	5,971,517
LIABILITIES
Payables:
Foreign capital gains tax payable	8,029
Accrued Liabilities:
Fund services fees	7,101
Other expenses	26,697
Total Liabilities	41,827
NET ASSETS	$5,929,690
COMPONENTS OF NET ASSETS
Paid-in capital	$5,959,338
Distributions in excess of net investment income	(544,611)
Accumulated net realized loss	(308,107)
Net unrealized appreciation	823,070
NET ASSETS	$5,929,690
SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)	638,904
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE*	$9.28

*	Shares redeemed or exchanged within 90 days of purchase are charged a 1.50% redemption fee.

See Notes Financial Statements.

NWS INTERNATIONAL PROPERTY FUND
STATEMENT OF OPERATIONS
YEAR ENDED FEBRAURY 28, 2018

INVESTMENT INCOME
Dividend income (Net of foreign withholding taxes of$13,754)	$162,787
Interest income	1,621
Total Investment Income	164,408
EXPENSES
Investment adviser fees	41,679
Fund services fees	98,337
Custodian fees	10,417
Registration fees	10,018
Professional fees	25,157
Trustees’ fees and expenses	2,199
Other expenses	20,167
Total Expenses	207,974
Fees waived and expenses reimbursed	(152,401)
Net Expenses	55,573
NET INVESTMENT INCOME	108,835
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain on:
Investments (Net of foreign withholding taxes of $6,646)	289,625
Foreign currency transactions	523
Net realized gain	290,148
Net change in unrealized appreciation (depreciation) on:
Investments	772,432
Deferred foreign capital gains taxes	(4,208)
Foreign currency translations	323
Net change in unrealized appreciation (depreciation)	768,547
NET REALIZED AND UNREALIZED GAIN	1,058,695
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,167,530

See Notes to Financial Statements.

NWS INTERNATIONAL PROPERTY FUND
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended February 28, 2018	For the Year Ended February 28, 2017
OPERATIONS
Net investment income	$108,835	$82,168
Net realized gain (loss)	290,148	(193,324)
Net change in unrealized appreciation (depreciation)	768,547	507,855
Increase in Net Assets Resulting from Operations	1,167,530	396,699

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(670,176)	(339,897)
Total Distributions to Shareholders	(670,176)	(339,897)

CAPITAL SHARE TRANSACTIONS
Reinvestment of distributions	670,176	336,010
Redemption of shares	(222,268)	(318,151)
Increase in Net Assets from Capital Share Transactions	447,908	17,859
Increase in Net Assets	945,262	74,661
NET ASSETS
Beginning of Year	4,984,428	4,909,767
End of Year (Including line (a))	$5,929,690	$4,984,428
SHARE TRANSACTIONS
Reinvestment of distributions	73,646	42,532
Redemption of shares	(22,497)	(40,069)
Increase in Shares	51,149	2,463
(a) Distributions in excess of net investment income	$(544,611)	$(270,300)

See Notes to Financial Statements.

NWS INTERNATIONAL PROPERTY FUND
FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.

	For the Years Ended February 28,		March 31, 2015 (a) Through
	2018	2017	February 29, 2016
INSTITUTIONAL SHARES
NET ASSET VALUE, Beginning of Period	$8.48	$8.39	$10.00
INVESTMENT OPERATIONS
Net investment income (b)	0.18	0.14	0.05
Net realized and unrealized gain (loss)	1.81	0.53	(1.23)
Total from Investment Operations	1.99	0.67	(1.18)
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(1.19)	(0.58)	(0.43)
Total Distributions to Shareholders	(1.19)	(0.58)	(0.43)
NET ASSET VALUE, End of Period	$9.28	$8.48	$8.39
TOTAL RETURN	23.69%	8.50%	(12.09	)%(c)

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000s omitted)	$5,930	$4,984	$4,910
Ratios to Average Net Assets:
Net investment income	1.96%	1.59%	0.55	%(d)
Net expenses	1.00%	1.00%	1.00	%(d)
Gross expenses (e)	3.74%	4.41%	8.26	%(d)
PORTFOLIO TURNOVER RATE	38%	30%	17	%(c)

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during each period.
(c)	Not annualized.
(d)	Annualized.
(e)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.

NWS GLOBAL PROPERTY FUND
A MESSAGE TO OUR SHAREHOLDERS (Unaudited)
FEBRUARY 28, 2018

The real estate markets globally continued to perform well as economic growth remained supportive of fundamentals. However, publicly listed real estate company performance was varied as the prospects for rising interest rates and a gradual reduction of quantitative easing weighed on stock performance, especially in the US where the Fed has already begun the process of normalization. As the year progressed, it became clearer that long-term rates were not rising as expected in the US in particular. The net result is that the public real estate market in the US and most of the world is trading well below the value of the underlying assets and demand for property by global investors is supportive of much higher valuations. The year was also characterized by a widening of dispersion in performance which favors active management, and the NWS Global Property Fund (the “Fund”) outperformed its benchmark by nearly 4% despite the challenging environment.

The US REIT market was expected to be most directly affected by the expectation of rising interest rates throughout much of 2017, but the greatest impact occurred in the first two months of 2018 when the 10-year Treasury bond surged 55bps, from 2.4% to 2.95%. The speed of this increase, not necessarily the magnitude, may have been responsible for the sharp decline in REITs (10%) and other yield-sensitive investments. Over the past 12 months, REITs that focus on retail have been the hardest hit and are trading at the widest discounts to NAV (up to 40%) while the industrial/logistics REITs are the star performers - and are trading above NAVs. This is being referred to as the Amazon effect, where delivery of goods now takes precedence over the retail experience of shopping in physical stores. Warehouse/logistics REITs rose 10-25% while some of the retail REITs declined by an equally large amount. The hotel sector also performed well, but this was more a function of recovering from significant declines in 2016 rather than dramatically improving market conditions. Office and apartment REITs struggled throughout the year but for different reasons and the performance was highly dependent on each company’s target markets. Apartment supply has been rising over the past several years and rental growth is slowing, especially in New York, while office demand has been improving but the impact of WeWork and similar sharing concepts as well as general tenant resistance to rent increases has affected rental growth. Given the relatively modest growth in office supply since the 2008 recession and the increase in employment, we would have expected greater rental growth at this point in the cycle but this has yet to materialize. The US REIT market overall is trading at a 15% discount to NAV which is especially unusual given the strong underlying demand for property and the relative lack of supply.

The Asian property markets, excluding Japan, were among the strongest performers having started 2017 at extreme levels of discounts to NAV as the public markets attempted to discount a China recession/economic meltdown. This has not occurred and it appears that the Chinese government has managed to engineer a modest slowdown while seeking to moderate the rising debt levels of consumers and local governments. Demand for residential property was stronger than expected and the Chinese developers were by far the best performing stocks worldwide. We would expect this trend to continue as the latest economic data for China has been better than expected and demand for property that is well-built and located is very strong, with companies trading at 30-50% discounts to NAV.

Hong Kong and Singapore property companies experienced strong gains throughout much of 2017. In Hong Kong, office demand has been very strong all year and the lack of supply has resulted in rental rates that are now the highest in the world. Singapore is benefiting from strong demand for office space which has absorbed the excess supply that had been developed recently at a far faster pace than expected. The residential market is also experiencing a surge in demand and low inventories, which led to a rapid rise in home prices. The public company share prices have yet to fully catch up to the rise in property values and are trading at 20-30% discounts to NAV. The Australian market has been the laggard, suffering from a slow-paced economic recovery and the fear that the central bank will tighten ahead of the recovery. As a result, the Aussie REITs have been trading at unusually wide discounts to NAV with dividend yields of 5-7%.

European property companies have been benefiting from an improving economic environment, strong demand for property, and very limited new supply. However, the property companies appear to be trading below the value of their portfolios which may be attributable to the political turmoil and concerns about the unwinding of quantitative easing. Political uncertainty in Spain, Italy, Germany, and of course the Brexit issue, provide ample support for caution while at the same time, the economic data continues to improve. Given these seemingly countervailing forces, stock selection has been paramount and the Fund has benefited from holdings in Germany, Spain and Sweden where the property markets have been performing well. Despite the challenges of Brexit, the UK real estate market is performing well, especially those companies that are either in the industrial/logistics sector or other non-traditional forms of real estate like student housing and storage.

For the 12 months ended 2/28/18, the Fund was up 4.02% compared to 0.27% for the FTSE EPRA/NAREIT Developed Total Return Index. The relative outperformance was driven by stock selection in Asia and the US, and to a lesser extent Europe. The Fund’s investments in Japan contributed most, followed by HK/China and Singapore, with stocks gaining over 20%, 30% and 40%, respectively. Although the US market overall was down for the period, the Fund’s investments in the manufactured housing and industrial sectors were up single and double digits, respectively, and contributed to both relative and absolute performance. German residential specialist ADO Properties was the largest contributor in Europe, returning over 40% in US dollar terms.

NWS GLOBAL PROPERTY FUND
A MESSAGE TO OUR SHAREHOLDERS (Unaudited)
FEBRUARY 28, 2018

Looking forward, there are several common themes to consider for this most heterogeneous and inefficient sector including:

•
Demand for real estate is well-supported. Recent surveys of institutional investors suggest that the future appetite for real estate is increasing despite expectations for lower returns. This is in addition to the current surfeit of capital already committed but not yet invested.

•
Attractive relative valuation. As compared with other asset classes, real estate securities in particular are trading at levels that are appreciably lower in terms of multiples/valuations. As compared with private real estate, we believe the public companies are priced from 10-50% below the value of their underlying assets.

•
Retail-oriented companies are oversold. While it is difficult to assess the ultimate impact of ecommerce and Millennial buying habits, all companies that are engaged in the retail sector worldwide are not homogeneous and yet they are priced as if they were.

•	Dispersion in performance will likely continue, providing opportunities for active management to continue to outperform.
•
Supply largely in check but pockets of oversupply need to be monitored. Property types with the lowest reproduction costs and fastest time to market like warehouses, self-storage, apartments and retail centers (excluding malls) should be most at risk.

•
Interest rate increases continue to weigh on the sector. As has been the case in the past, REITs in the US and Australia in particular will trade down as rates are rising - which has been occurring during the past 2 years - and then recover when either economic growth drives rents higher and/or it becomes clear that the rise in interest rates has peaked.

Because the Fund concentrates its net assets in the real estate industry (by investing in equity REITs and other companies that invest in real estate assets), it is particularly vulnerable to the risks of the real estate industry, including those specific to equity REITs. Declines in real estate values, changes in interest rates, economic downturns, overbuilding and changes in zoning laws and government regulations can have a significant negative effect on companies in the real estate industry. Extended vacancies, a decline in rental income, failure to collect rents, increased competition from other properties and poor management can also affect the value and performance of equity REITs and companies that invest in real estate assets. The Fund is non-diversified, which means that the Fund may hold larger positions in fewer securities than other funds. Investing overseas involves special risks, including the volatility of currency exchange rates, and in some cases, political and economic instability, and relatively illiquid markets.

Emerging markets involve greater risks than more developed markets as they may be more volatile and less liquid. The Fund may invest in small and mid-sized capitalization companies meaning that these companies carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock.

NWS GLOBAL PROPERTY FUND
PERFORMANCE CHART AND ANALYSIS (Unaudited)
FEBRUARY 28, 2018

The following chart reflects the change in the value of a hypothetical $1,000,000 investment in Institutional Shares, including reinvested dividends and distributions, in the NWS Global Property Fund (the “Fund”) compared with the performance of the benchmark, FTSE EPRA/NAREIT Developed Total Return Index (“Developed Index”), since inception. The Developed Index incorporates Real Estate Investment Trusts (REITs) and Real Estate Holding & Development companies. The total return of the index includes the reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the index does not include expenses. The Fund is professionally managed, while the index is unmanaged and is not available for investment.

Comparison of Change in Value of a $1,000,000 Investment
NWS Global Property Fund vs. FTSE EPRA/NAREIT Developed Total Return Index

Average Annual Total Returns Periods Ended February 28, 2018	One Year	Since Inception 12/16/16
NWS Global Property Fund	4.02%	7.07%
FTSE EPRA/NAREIT Developed Total Return Index	0.27%	5.33%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. As stated in the Fund’s prospectus, the annual operating Expense ratio (gross) is 33.40%. However, the Fund’s adviser has contractually agreed to waive its fee and/or reimburse Fund expenses to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding all taxes, interest, portfolio transaction expenses, acquired fund fees and expenses, proxy expenses and extraordinary expenses) to 0.90%, through at least June 30, 2019 (the “Expense Cap”). The adviser may be reimbursed by the Fund for fees waived and expenses reimbursed by the adviser pursuant to the Expense Cap if such payment is approved by the Board, made within three years of the fee waiver or expense reimbursement, and does not cause the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to exceed the lesser of (i) the then-current expense cap, or (ii) the expense cap in place at the time the fees/expenses were waived/reimbursed. During the period, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower. Shares redeemed or exchanged within 90 days of purchase will be charged a 1.50% redemption fee. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized. For the most recent month-end performance, please call (844) 218-5182.

NWS GLOBAL PROPERTY FUND
SCHEDULE OF INVESTMENTS
FEBRUARY 28, 2018

Shares	Security Description	Value
Common Stock - 90.7%
Australia - 4.6%
66,900	Mirvac Group REIT	$110,158
34,800	Stockland REIT	109,198
56,900	Vicinity Centres REIT	109,601
		328,957
Belgium - 1.3%
1,220	VGP NV (a)	95,258
China - 4.1%
41,000	China Overseas Land & Investment, Ltd.	144,073
42,000	China Resources Land, Ltd.	150,002
		294,075
France - 2.3%
5,760	Carmila SA REIT	167,950
Germany - 2.4%
3,330	ADO Properties SA (b)	173,798
Hong Kong - 5.7%
24,000	Hysan Development Co., Ltd.	139,077
30,000	Kerry Properties, Ltd.	136,278
90,531	New World Development Co., Ltd.	137,892
		413,247
Ireland - 1.4%
52,800	Green REIT PLC	98,943
Japan - 8.9%
6,400	Aeon Mall Co., Ltd.	134,184
4,200	Daiwa House Industry Co., Ltd.	156,553
7,000	Mitsui Fudosan Co., Ltd.	169,136
5,000	Sumitomo Realty & Development Co., Ltd.	182,811
		642,684
Netherlands - 2.8%
860	Unibail-Rodamco SE REIT	201,184
Singapore - 2.2%
16,300	City Developments, Ltd.	157,002
Spain - 1.6%
7,800	Merlin Properties Socimi SA REIT	111,956
Sweden - 2.0%
6,570	Fabege AB	142,700
United Kingdom - 3.9%
8,984	Great Portland Estates PLC REIT	77,673
4,911	Land Securities Group PLC REIT	62,674
6,690	The UNITE Group PLC REIT	70,135
15,997	Urban & Civic PLC	67,170
		277,652
United States - 47.5%
2,850	Agree Realty Corp. REIT	134,235
870	AvalonBay Communities, Inc. REIT	135,737
7,750	CareTrust REIT, Inc.	102,687
17,440	Cousins Properties, Inc. REIT	145,450
2,660	DCT Industrial Trust, Inc. REIT	147,231
17,960	DDR Corp. REIT	140,088
3,770	Douglas Emmett, Inc. REIT	134,777
3,900	Education Realty Trust, Inc. REIT	121,446
2,030	Equity LifeStyle Properties, Inc. REIT	171,758
1,570	Extra Space Storage, Inc. REIT	133,529
7,880	Healthcare Trust of America, Inc., Class A REIT	195,818
2,830	Highwoods Properties, Inc. REIT	121,718
1,280	Life Storage, Inc. REIT	100,557
1,570	Mid-America Apartment Communities, Inc. REIT	134,737
2,150	National Health Investors, Inc. REIT	139,471

Shares	Security Description	Value
United States - 47.5% (continued)
5,306	NexPoint Residential Trust, Inc. REIT	$127,928
9,240	Paramount Group, Inc. REIT	128,898
2,615	Regency Centers Corp. REIT	151,958
1,160	Simon Property Group, Inc. REIT	178,072
9,040	Summit Hotel Properties, Inc. REIT	119,057
1,740	Sun Communities, Inc. REIT	152,354
7,690	Sunstone Hotel Investors, Inc. REIT	110,967
3,880	Taubman Centers, Inc. REIT	226,825
4,700	Terreno Realty Corp. REIT	156,557
		3,411,855
Total Common Stock (Cost $6,629,170)		6,517,261
Investments, at value - 90.7% (Cost $6,629,170)		$6,517,261
Other Assets & Liabilities, Net - 9.3%		665,232
Net Assets - 100.0%		$7,182,493

PLC	Public Limited Company
REIT	Real Estate Investment Trust
(a)	Non-income producing security.
(b)	Security exempt from registration under Rule 144A under the Securities Act of 1933. At the period end, the value of these securities amounted to $173,798 or 2.4% of net assets.

The following is a summary of the inputs used to value the Fund’s investments as of February 28, 2018.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

Valuation Inputs	Investments in Securities
Level 1 - Quoted Prices	$6,517,261
Level 2 - Other Significant Observable Inputs	–
Level 3 - Significant Unobservable Inputs	–
Total	$6,517,261

The Level 1 value displayed in this table is Common Stock. Refer to this Schedule of Investments for a further breakout of each security by country.

The Fund utilizes the end of period methodology when determining transfers. There were no transfers among Level 1, Level 2 and Level 3 for the year ended February 28, 2018.

PORTFOLIO HOLDINGS (Unaudited)
% of Total Net Assets
Australia	4.6%
Belgium	1.3%
China	4.1%
France	2.3%
Germany	2.4%
Hong Kong	5.7%
Ireland	1.4%
Japan	8.9%
Netherlands	2.8%
Singapore	2.2%
Spain	1.6%
Sweden	2.0%
United Kingdom	3.9%
United States	47.5%
Other Assets & Liabilities, Net	9.3%
100.0%
See Notes to Financial Statements.

NWS GLOBAL PROPERTY FUND
STATEMENT OF ASSETS AND LIABILITIES
FEBRUARY 28, 2018

ASSETS
Investments, at value (Cost $6,629,170)	$6,517,261
Cash	1,916,605
Receivables:
Fund shares sold	985
Dividends and interest	816
From investment adviser	12,269
Prepaid expenses	5,725
Total Assets	8,453,661
LIABILITIES
Payables:
Investment securities purchased	1,237,660
Accrued Liabilities:
Fund services fees	6,150
Other expenses	27,358
Total Liabilities	1,271,168
NET ASSETS	$7,182,493
COMPONENTS OF NET ASSETS
Paid-in capital	$7,334,143
Distributions in excess of net investment income	(39,684)
Accumulated net realized loss	(354)
Net unrealized depreciation	(111,612)
NET ASSETS	$7,182,493
SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)	701,091
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE*	$10.24

*	Shares redeemed or exchanged within 90 days of purchase are charged a 1.50% redemption fee.

See Notes to Financial Statements.

NWS GLOBAL PROPERTY FUND
STATEMENT OF OPERATIONS
YEAR ENDED FEBRUARY 28, 2018

INVESTMENT INCOME
Dividend income (Net of foreign withholding taxes of $1,458)	$30,131
Interest income	415
Total Investment Income	30,546
EXPENSES
Investment adviser fees	7,927
Fund services fees	84,663
Custodian fees	10,174
Registration fees	4,889
Professional fees	30,607
Trustees' fees and expenses	2,011
Offering costs	22,436
Other expenses	18,575
Total Expenses	181,282
Fees waived and expenses reimbursed	(170,943)
Net Expenses	10,339
NET INVESTMENT INCOME	20,207
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain on:
Investments	5,728
Foreign currency transactions	694
Net realized gain	6,422
Net change in unrealized appreciation (depreciation) on:
Investments	(139,353)
Foreign currency translations	286
Net change in unrealized appreciation (depreciation)	(139,067)
NET REALIZED AND UNREALIZED LOSS	(132,645)
DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(112,438)

See Notes to Financial Statements.

NWS GLOBAL PROPERTY FUND
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended February 28, 2018	December 16, 2016* Through February 28, 2017
OPERATIONS
Net investment income	$20,207	$2,885
Net realized gain	6,422	1,333
Net change in unrealized appreciation (depreciation)	(139,067)	27,455
Increase (Decrease) in Net Assets Resulting from Operations	(112,438)	31,673

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(67,043)	(2,554)
Net realized gain	(1,288)	–
Total Distributions to Shareholders	(68,331)	(2,554)

CAPITAL SHARE TRANSACTIONS
Sale of shares	6,548,542	718,161
Reinvestment of distributions	65,075	2,365
Increase in Net Assets from Capital Share Transactions	6,613,617	720,526
Increase in Net Assets	6,432,848	749,645

NET ASSETS
Beginning of Year	749,645	–
End of Year (Including line (a))	$7,182,493	$749,645
SHARE TRANSACTIONS
Sale of shares	623,045	71,816
Reinvestment of distributions	5,992	238
Increase in Shares	629,037	72,054

(a) Undistributed (distributions in excess of ) net investment income	$(39,684)	$355

*	Commencement of operations.

See Notes to Financial Statements.

NWS GLOBAL PROPERTY FUND
FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.

	For the Year Ended February 28, 2018	December 16, 2016 (a) Through February 28, 2017
INSTITUTIONAL SHARES
NET ASSET VALUE, Beginning of Period	$10.40	$10.00
INVESTMENT OPERATIONS
Net investment income (b)	0.20	0.04
Net realized and unrealized gain	0.25 (c)	0.40
Total from Investment Operations	0.45	0.44
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.60)	(0.04)
Net realized gain	(0.01)	–
Total Distributions to Shareholders	(0.61)	(0.04)
NET ASSET VALUE, End of Period	$10.24	$10.40
TOTAL RETURN	4.02%	4.37	%(d)

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000s omitted)	$7,182	$750
Ratios to Average Net Assets:
Net investment income	1.91%	1.98	%(e)
Net expenses	0.98%	1.00	%(e)
Gross expenses (f)	17.15%	33.40	%(e)
PORTFOLIO TURNOVER RATE	27%	17	%(d)

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during each period.
(c)
Per share amount does not accord with the amount reported in the statement of operations due to the timing of Fund share sales and the amount per share of realized and unrealized gains and losses at such time.

(d)	Not annualized.
(e)	Annualized.
(f)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.

NWS FUNDS
NOTES TO FINANCIAL STATEMENTS
FEBRUARY 28, 2018

Note 1. Organization

NWS International Property Fund and NWS Global Property Fund (individually, a “Fund” and collectively, the “Funds”) are non-diversified portfolios of Forum Funds II (the “Trust”). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the “Act”). Under its Trust Instrument, the Trust is authorized to issue an unlimited number of each Fund’s shares of beneficial interest without par value. The NWS International Property Fund and NWS Global Property Fund commenced operations on March 31, 2015, and December 16, 2016, respectively. Each Fund currently offers one class of shares: Institutional Shares. Each Fund seeks to generate maximum total return through current income and capital appreciation by investing in real estate-related and equity-linked securities internationally.

Note 2. Summary of Significant Accounting Policies

The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the fiscal year. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of each Fund:

Security Valuation - Securities are valued at market prices using the last quoted trade or official closing price from the principal exchange where the security is traded, as provided by independent pricing services on each Fund business day. In the absence of a last trade, securities are valued at the mean of the last bid and ask price provided by the pricing service. Shares of non-exchange traded open-end mutual funds are valued at net asset value (“NAV”). Short-term investments that mature in sixty days or less may be valued at amortized cost.

Each Fund values its investments at fair value pursuant to procedures adopted by the Trust’s Board of Trustees (the “Board”) if (1) market quotations are not readily available or (2) the Adviser, as defined in Note 4, believes that the values available are unreliable. The Trust’s Valuation Committee, as defined in each Fund’s registration statement, performs certain functions as they relate to the administration and oversight of each Fund’s valuation procedures. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such investments and considers a number of factors, including valuation methodologies and significant unobservable inputs, when arriving at fair value.

The Valuation Committee may work with the Adviser to provide valuation inputs. In determining fair valuations, inputs may include market-based analytics that may consider related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant investment information. Adviser inputs may include an income-based approach in which the anticipated future cash flows of the investment are discounted in determining fair value. Discounts may also be applied based on the nature or duration of any restrictions on the disposition of the investments. The Valuation Committee performs regular reviews of valuation methodologies, key inputs and assumptions, disposition analysis and market activity.

Fair valuation is based on subjective factors and, as a result, the fair value price of an investment may differ from the security’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.

GAAP has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various “inputs” used to determine the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Quoted prices in active markets for identical assets and liabilities

Level 2 - Prices determined using significant other observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Short-term securities with maturities of sixty days or less are valued at amortized cost, which approximates market value, and are categorized as Level 2 in the hierarchy. Municipal securities, long-term U.S. government obligations and corporate debt securities are valued in accordance with the evaluated price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, warrants that do not trade on an exchange, securities valued at the mean between the last reported bid and ask quotation and international equity

NWS FUNDS
NOTES TO FINANCIAL STATEMENTS
FEBRUARY 28, 2018

securities valued by an independent third party with adjustments for changes in value between the time of the securities respective local market closes and the close of the U.S. market.

Level 3 - Significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments)

The aggregate value by input level, as of February 28, 2018, for each Fund’s investments is included in each Fund’s Schedule of Investments.

Security Transactions, Investment Income and Realized Gain and Loss - Investment transactions are accounted for on the trade date. Dividend income are recorded on the ex-dividend date. Foreign dividend income are recorded on the ex-dividend date or as soon as possible after determining the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium is amortized and discount is accreted using the effective interest method. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.

Foreign Currency Translations - Foreign currency amounts are translated into U.S. dollars as follows: (1) assets and liabilities at the rate of exchange at the end of the respective period; and (2) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Foreign Currency Transactions - Each Fund may enter into transactions to purchase or sell foreign currency contracts and options on foreign currency. Forward currency contracts are agreements to exchange one currency for another at a future date and at a specified price. A fund may use forward currency contracts to facilitate transactions in foreign securities, to manage a fund’s foreign currency exposure and to protect the U.S. dollar value of its underlying portfolio securities against the effect of possible adverse movements in foreign exchange rates. These contracts are intrinsically valued daily based on forward rates, and a fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is recorded as a component of NAV. These instruments involve market risk, credit risk, or both kinds of risks, in excess of the amount recognized in the Statements of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Due to the risks associated with these transactions, a fund could incur losses up to the entire contract amount, which may exceed the net unrealized value included in its NAV.

Distributions to Shareholders - Each Fund declares any dividends from net investment income and pays them annually. Any net capital gains and foreign currency gains realized by the Funds are distributed at least annually. Distributions to shareholders are recorded on the ex-dividend date. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by each Fund, timing differences and differing characterizations of distributions made by each Fund.

Federal Taxes - Each Fund intends to continue to qualify each year as a regulated investment company under Subchapter M of Chapter 1, Subtitle A, of the Internal Revenue Code of 1986, as amended (“Code”), and to distribute all of their taxable income to shareholders. In addition, by distributing in each calendar year substantially all of their net investment income and capital gains, if any, the Funds will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required. Each Fund will file a U.S. federal income and excise tax return as required. Each Fund’s federal income tax returns are subject to examination by the Internal Revenue Service for a period of three fiscal years after they are filed. As of February 28, 2018, there are no uncertain tax positions that would require financial statement recognition, de-recognition or disclosure.

In addition to the requirements of the Code, each Fund may also be subject to capital gains tax in Thailand on gains realized upon sale of Thai securities, payable upon repatriation of sales proceeds. Funds with exposure to Thai securities accrue a deferred liability for unrealized gains based on existing tax rates of the securities. As of February 28, 2018, the NWS International Property Fund recorded Thai capital gains tax in the amount of $6,646 which is included in the line item Net realized gain(loss) on investments and a deferred liability for potential future Thai capital gains taxes of $8,029.

REITs - Each Fund has made certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REIT’s taxable earnings and profits

NWS FUNDS
NOTES TO FINANCIAL STATEMENTS
FEBRUARY 28, 2018

resulting in the excess portion of such dividends being designated as a return of capital. Each Fund may include the gross dividends from such REITs in income or may utilize estimates of any potential REIT dividend reclassifications in each Fund’s annual distributions to shareholders and, accordingly, a portion of each Fund’s distributions may be designated as a return of capital, require reclassification, or be under distributed on an excise basis and subject to excise tax.

Income and Expense Allocation - The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.

Offering Costs - Offering costs for the NWS Global Property Fund of $29,915 consisted of fees related to the mailing and printing of the initial prospectus, certain startup legal costs, and initial registration filings. Such costs are amortized over a twelve-month period beginning with the commencement of operations of the NWS Global Property Fund. During the year ended February 28, 2018, the NWS Global Property Fund expensed $22,436.

Redemption Fees - A shareholder who redeems or exchanges shares within 90 days of purchase will incur a redemption fee of 1.50% of the current NAV of shares redeemed or exchanged, subject to certain limitations. The fee is charged for the benefit of the remaining shareholders and will be paid to each Fund to help offset transaction costs. The fee is accounted for as an addition to paid-in capital. Each Fund reserves the right to modify the terms of or terminate the fee at any time. There are limited exceptions to the imposition of the redemption fee. Redemption fees incurred for the Funds, if any, are reflected on the Statements of Changes in Net Assets.

Commitments and Contingencies - In the normal course of business, each Fund enters into contracts that provide general indemnifications by each Fund to the counterparty to the contract. Each Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against each Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote. Each Fund has determined that none of these arrangements requires disclosure on each Fund’s balance sheet.

Note 3. Cash - Concentration in Uninsured Account

For cash management purposes, each Fund may concentrate cash with each Fund’s custodian. This typically results in cash balances exceeding the Federal Deposit Insurance Corporation (“FDIC”) insurance limits. As of February 28, 2018, the NWS International Property Fund and NWS Global Property Fund had $60,255 and $1,666,605, respectively, as cash reserves at MUFG Union Bank, N.A. that exceeded the FDIC insurance limit.

Note 4. Fees and Expenses

Investment Adviser - Northwood Securities LLC (the “Adviser”) is the investment adviser to each Fund. Pursuant to an investment advisory agreement, the Adviser receives an advisory fee, payable monthly, from each Fund at an annual rate of 0.75% of each Fund’s average daily net assets.

Distribution - Foreside Fund Services, LLC serves as each Fund’s distributor (the “Distributor”). The Funds do not have a distribution (12b-1) plan; accordingly, the Distributor does not receive compensation from the Funds for its distribution services. The Adviser compensates the Distributor directly for its services. The Distributor is not affiliated with the Adviser or Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) (“Atlantic”) or their affiliates.

Other Service Providers - Atlantic provides fund accounting, fund administration, compliance and transfer agency services to each Fund. The fees related to these services are included in Fund services fees within the Statements of Operations. Atlantic also provides certain shareholder report production and EDGAR conversion and filing services. Pursuant to an Atlantic services agreement, each Fund pays Atlantic customary fees for its services. Atlantic provides a Principal Executive Officer, a Principal Financial Officer, a Chief Compliance Officer and an Anti-Money Laundering Officer to each Fund, as well as certain additional compliance support functions.

Trustees and Officers - The Trust pays each Independent Trustee an annual fee of $16,000 ($21,000 for the Chairman) for service to the Trust. The Independent Trustees and Chairman may receive additional fees for special Board meetings. The Independent Trustees are also reimbursed for all reasonable out-of-pocket expenses incurred in connection with their duties as Trustees, including travel and related expenses incurred in attending Board meetings. The amount of Independent Trustees’ fees attributable to each Fund is disclosed

NWS FUNDS
NOTES TO FINANCIAL STATEMENTS
FEBRUARY 28, 2018

in the Statements of Operations. Certain officers of the Trust are also officers or employees of the above named service providers, and during their terms of office received no compensation from each Fund.

Note 5. Expense Reimbursement and Fees Waived

The Adviser has contractually agreed to waive its fee and/or reimburse each Fund expenses to limit total annual fund operating expenses (excluding all taxes, interest, portfolio transaction expenses, acquired fund fees and expenses, proxy expenses and extraordinary expenses) to 1.00% and 0.90%, through at least June 30, 2019 for the NWS International Property Fund and NWS Global Property Fund, respectively. Effective December 29, 2017, the expense cap for the NWS Global Property Fund changed from 1.00% to 0.90% through June 30, 2019. Other fund service providers have voluntarily agreed to waive and reimburse a portion of their fees. These voluntary fee waivers and reimbursements may be reduced or eliminated at any time. For the year ended February 28, 2018, fees waived and/or reimbursed expenses were as follows:

	Investment Adviser Fees Waived	Investment Adviser Expenses Reimbursed	Other Waivers	Total Fees Waived and Expenses Reimbursed
NWS International Property Fund	$41,679	$98,722	$12,000	$152,401
NWS Global Property Fund	7,927	151,016	12,000	170,943

The Adviser may be reimbursed by each Fund for fees waived and expenses reimbursed by the Adviser pursuant to the Expense Cap if such payment is approved by the Board, made within three years of the fee waiver or expense reimbursement, and does not cause the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to exceed the lesser of (i) the then-current expense cap, or (ii) the expense cap in place at the time the fees/expenses were waived/reimbursed. As of February 28, 2018, $491,189 and $203,745 is subject to recapture by the Adviser for the NWS International Property Fund and NWS Global Property Fund, respectively.

Note 6. Security Transactions

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments during the year ended February 28, 2018, were as follows:

	Purchases	Sales
NWS International Property Fund	$1,990,528	$2,050,752
NWS Global Property Fund	6,323,773	369,887

Note 7. Federal Income Tax

As of February 28, 2018, the cost for federal income tax purposes and the components of net unrealized appreciation (depreciation) were as follows:

	Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation(Depreciation)
NWS International Property Fund	$5,575,940	$220,387	$(150,581)	$69,806
NWS Global Property Fund	6,691,882	97,399	(272,020)	(174,621)

Distributions paid during the fiscal period ended as noted were characterized for tax purposes as follows:

	Ordinary Income	Long-Term Capital Gain	Total
NWS International Property Fund
2018	$670,176	$-	$670,176
2017	339,897	-	339,897
NWS Global Property Fund
2018	68,155	176	68,331
2017	2,554	-	2,554

NWS FUNDS
NOTES TO FINANCIAL STATEMENTS
FEBRUARY 28, 2018

As of February 28, 2018, distributable earnings (accumulated loss) on a tax basis were as follows:

	Undistributed Ordinary Income	Capital and Other Losses	Unrealized Appreciation(Depreciation)	Total
NWS International Property Fund	$198,949	$(290,765)	$62,168	$(29,648)
NWS Global Property Fund	24,953	(1,513)	(175,090)	(151,650)

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statements of Assets and Liabilities are primarily due to investments in passive foreign investment companies (“PFIC”), 988 mark-to-market, REITS and wash sales.

As of February 28, 2018, the NWS International Property Fund and NWS Global Property Fund had $78,614 and $1,513, respectively, of available short-term capital loss carryforwards and $212,151 and $0, respectively of available long-term capital loss carryforwards that have no expiration date.

On the Statements of Assets and Liabilities, as a result of permanent book to tax differences, certain amounts have been reclassified for the year ended February 28, 2018. The following reclassifications were the result of PFIC tax adjustments and foreign currency gains/ (losses) in the NWS International Property Fund and REIT dividend reclassifications and sale adjustments, PFIC tax adjustments and foreign currency gains/(losses) in the NWS Global Property Fund and have no impact on the net assets of each Fund.

	Undistributed Net Investment Income	Accumulated Net Realized Loss
NWS International Property Fund	$287,030	$(287,030)
NWS Global Property Fund	6,797	(6,797)

Note 8. Subsequent Events

Subsequent events occurring after the date of this report through the date these financial statements were issued have been evaluated for potential impact, and each Fund has had no such events.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Forum Funds II
and the Shareholders of NWS International Property Fund
and NWS Global Property Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of NWS International Property Fund and NWS Global Property Fund, each a series of shares of beneficial interest in Forum Funds II (the “Funds”), including the schedules of investments, as of February 28, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the two-year period then ended and for the period from March 31, 2015 (commencement of operations) through February 29, 2016 for the NWS International Property Fund. In addition, we have audited the statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for the year ended February 28, 2018 and for the period from December 16, 2016 (commencement of operations) through February 28, 2017 for NWS Global Property Fund. In addition to the above, we have also audited the related notes for the Funds (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of February 28, 2018, and the results of their operations for the year then ended and the changes in their net assets and their financial highlights for each of the years and periods stated above, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of those financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2018 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Forum Funds II since 2013.

Philadelphia, Pennsylvania
April 26, 2018

NWS FUNDS
ADDITIONAL INFORMATION (Unaudited)
FEBRUARY 28, 2018

Investment Advisory Agreement Approval

At the December 7, 2017 Board meeting (the “December meeting”), the Board, including the Independent Trustees, met in person and considered the approval of the continuance of the investment advisory agreement between the Adviser and the Trust pertaining to the Funds (the “Advisory Agreement”). In preparation for the December meeting, the Board was presented with a range of information to assist in its deliberations. The Board requested and reviewed written responses from the Adviser to a letter circulated on the Board’s behalf concerning the Adviser’s personnel, operations, representations with respect to its financial condition, performance, compensation and services provided to the Funds by the Adviser. During its deliberations, the Board received an oral presentation from the Adviser and discussed the materials with the Adviser, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), and, as necessary, with the Trust’s administrator, Atlantic Fund Services. The Independent Trustees also met in executive session with Independent Legal Counsel while deliberating.

At the December meeting, the Board reviewed, among other matters, the topics discussed below.

Nature, Extent and Quality of Services

Based on written materials received and the presentation from personnel of the Adviser regarding the Adviser’s operations, the Board considered the quality of services provided by the Adviser under the Advisory Agreement. In this regard, the Board considered information regarding the experience, qualifications and professional background of the portfolio managers and other personnel at the Adviser with principal responsibility for the Funds, and the investment philosophy and decision-making process of those professionals.

The Board considered also the adequacy of the Adviser’s resources, noting the Adviser’s representations that the firm is financially stable and has the operational capability and necessary staffing and experience to continue providing quality advisory services to the Funds. Based on the presentation and the materials provided by the Adviser in connection with the Board’s consideration of the approval of the Advisory Agreement, the Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided to the Funds under the Advisory Agreement.

Performance

The Board reviewed the performance of the International Fund compared to its primary benchmark index and compared to independent peer groups of funds identified by Broadridge Financial Solutions, Inc. (“Broadridge”) believed to have characteristics similar to those of the International Fund. The Board observed that the International Fund outperformed its primary benchmark index, the FTSE EPRA/ NAREIT Developed ex-US Index, for the one-year period ended September 30, 2017 and for the period since the International Fund’s inception on March 31, 2015. The Board also observed that the International Fund outperformed the median of its Broadridge peers for the one-year period ended September 30, 2017. The Board noted the Adviser’s representation that the International Fund’s strong performance relative to the index and Broadridge peers was due to stock selections in Asian markets, which outperformed the market generally. The Board also reviewed the performance of the Global Fund compared to its primary benchmark and compared to the Broadridge peers. The Board observed that the Global Fund had only commenced operations on December 16, 2016 and, as a result, did not have a full year of performance history. The Board observed that the Global Fund outperformed its primary benchmark index, the FTSE EPRA/NAREIT Developed Index for the nine-month period ended September 30, 2017. The Board also observed that the Global Fund outperformed the median of its Broadridge peers for the nine-month period ended September 30, 2017. Based on the foregoing and other relevant factors, the Board concluded that the Adviser’s management of each Fund could benefit each Fund and their respective shareholders.

Compensation

The Board evaluated the Adviser’s compensation for providing advisory services to the Funds and analyzed comparative information on actual advisory fee rates and actual total expenses of each Fund’s respective Broadridge peer group. The Board noted that the Adviser’s actual advisory fee rate for each of the Funds was less than the median of its respective Broadridge peer group. The Board observed that the actual total expenses for the International Fund were higher than the median of its Broadridge peers and the actual total expenses for the Global Fund were less than the median of its Broadridge peers. The Board also recognized that the Adviser had contractually agreed to waive fees or reimburse expenses to the extent necessary to keep the total expenses of both Funds at competitive levels and that the Adviser had proposed to reduce the expense cap for the Global Fund. Based on the foregoing and other applicable considerations, the Board concluded that the Adviser’s advisory fee rate charged to each Fund appeared to be reasonable in light of the nature, extent and quality of services provided by the Adviser.

NWS FUNDS
ADDITIONAL INFORMATION (Unaudited)
FEBRUARY 28, 2018

Cost of Services and Profitability

The Board considered information provided by the Adviser regarding the costs of services and its profitability with respect to the Funds. In this regard, the Board considered the Adviser’s resources devoted to the Funds in the aggregate, as well as the Adviser’s discussion of the aggregate costs and profitability of its mutual fund activities. The Board noted the Adviser’s representation that it does not maintain separately identifiable profit and loss information for the Funds, but that the Adviser had incurred losses since the inception of the Funds due to the relatively small size of the Funds and the Adviser’s business decision to subsidize the Funds’ operations by capping the total expense ratio of the Funds to ensure that the expenses of the funds remained at competitive levels. Based on these and other applicable considerations, the Board concluded that the Adviser’s profits attributable to management of the Funds did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser.

Economies of Scale

The Board considered whether the Funds would benefit from any economies of scale. In this respect, the Board noted the Adviser’s representation that each Fund could benefit from economies of scale as assets grow, but that the Adviser had determined that, due to current asset levels, breakpoints were not appropriate at this time. The Board noted that the Global Fund had been operational for less than a year. Based on the foregoing information and other relevant considerations, the Board concluded that economies of scale were not a factor in approving the continuation of the Advisory Agreement.

Other Benefits

The Board noted the Adviser’s representation that, aside from its contractual advisory fees, it does not benefit in a material way from its relationship with the Funds. Based on the foregoing representation, the Board concluded that other benefits received by the Adviser from its relationship with the Fund were not a factor in approving the continuation of the Advisory Agreement.

Conclusion

The Board did not identify any single factor as being of paramount importance, and different Trustees may have given different weight to different factors. The Board reviewed a memorandum from Independent Legal Counsel discussing the legal standards applicable to its consideration of the Advisory Agreement. Based on its review, including consideration of each of the factors referenced above, the Board determined, in the exercise of its reasonable business judgment, that the advisory arrangement, as outlined in the Advisory Agreement, was fair and reasonable in light of the services performed or to be performed, expenses incurred or to be incurred and such other matters as the Board considered relevant.

Proxy Voting Information

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to securities held in each Fund’s portfolio is available, without charge and upon request, by calling (844) 218-5182 and on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. Each Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling (844) 218-5182 and on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These filings are available, without charge and upon request on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Shareholder Expense Example

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds, and to compare these costs with the ongoing costs of investing in other mutual funds.

NWS FUNDS
ADDITIONAL INFORMATION (Unaudited)
FEBRUARY 28, 2018

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from September 1, 2017 through February 28, 2018.

Actual Expenses - The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes - The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value September 1, 2017	Ending Account Value February 28, 2018	Expenses Paid During Period*	Annualized Expense Ratio*
NWS International Property Fund
Actual	$1,000.00	$1,082.46	$5.16	1.00%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.84	$5.01	1.00%
NWS Global Property Fund
Actual	$1,000.00	$990.63	$4.74	0.96%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.03	$4.81	0.96%

*
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181) divided by 365 to reflect the half-year period.

Federal Tax Status of Dividends Declared during the Fiscal Year

For federal income tax purposes, dividends from short-term capital gains are classified as ordinary income. The NWS International Property Fund designates 1.13% of its income dividend distributed as qualifying for the qualified dividend rate (QDI) and 0.18% as qualified interest income exempt from U.S. tax for foreign shareholders (QII) as defined in Section 1(h)(11) of the Code. The NWS Global Property Fund designates 1.08% as QDI and 0.43% of its income dividend distributed as QII. NWS Global Property Fund also designates 1.63% as short-term capital gain dividends exempt from U.S. tax for foreign shareholders (QSD).

Trustees and Officers of the Trust

The Board is responsible for oversight of the management of the Trust’s business affairs and of the exercise of all the Trust’s powers except those reserved for the shareholders. The following table provides information about each Trustee and certain officers of the Trust. Each Trustee and officer holds office until the person resigns, is removed, or is replaced. Unless otherwise noted, the persons have held their principal occupations for more than five years. The address for all Trustees and officers is Three Canal Plaza, Suite 600, Portland, Maine 04101. Each Fund’s Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling (844) 218-5182.

NWS FUNDS
ADDITIONAL INFORMATION (Unaudited)
FEBRUARY 28, 2018

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Series in Fund Complex Overseen By Trustee	Other Directorships Held By Trustee During Past Five Years
Independent Trustees
David Tucker Born: 1958	Chairman of the Board; Trustee; Chairman, Nominating Committee and Qualified Legal Compliance Committee	Since 2013	Director, Blue Sky Experience (a charitable endeavor), since 2008; Senior Vice President & General Counsel, American Century Companies (an investment management firm), 1998-2008.	2	Trustee, Forum Funds; Trustee, Forum ETF Trust; Trustee, U.S. Global Investors Funds.
Mark D. Moyer Born: 1959	Trustee; Chairman Audit Committee	Since 2013	Chief Financial Officer, Freedom House (a NGO advocating political freedom and democracy), since 2017; independent consultant providing interim CFO services, principally to non-profit organizations, 2011-2017; Chief Financial Officer, Institute of International Education (a NGO administering international educational exchange programs), 2008-2011; Chief Financial Officer and Chief Restructuring Officer, Ziff Davis Media Inc. (an integrated media company), 2005-2008; Adjunct Professor of Accounting, Fairfield University from 2009-2012.	2	Trustee, Forum Funds; Trustee, Forum ETF Trust; Trustee, U.S. Global Investors Funds.
Jennifer Brown-Strabley Born: 1964	Trustee	Since 2013	Principal, Portland Global Advisors 1996-2010.	2	Trustee, Forum Funds; Trustee, Forum ETF Trust; Trustee, U.S. Global Investors Funds.
Interested Trustees(1)
Stacey E. Hong Born: 1966	Trustee	Since 2013	President, Atlantic since 2008	2	Trustee, Forum Funds, Trustee, U.S. Global Investors Funds.
John Y. Keffer Born: 1942	Trustee	Since 2013	Chairman, Atlantic since 2008; Chairman, Forum Investment Advisors, LLC since 2011; President, Forum Foundation (a charitable organization) since 2005; President, Forum Trust, LLC (a non-depository trust company chartered in the State of Maine) since 1997.	2	Trustee Forum ETF Trust; Trustee U.S. Global Investors Funds; Director, Wintergreen Fund, Inc.

(1)
Stacey E. Hong and John Y. Keffer are currently treated as an interested persons of the Trust, as defined in the 1940 Act, due to their affiliations with Atlantic. Atlantic and Forum Investment Advisors, LLC are subsidiaries of Forum Holdings Corp. I, a Delaware corporation that is wholly owned by Mr. Keffer.

NWS FUNDS
ADDITIONAL INFORMATION (Unaudited)
FEBRUARY 28, 2018

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers
Jessica Chase Born: 1970	President; Principal Executive Officer	Since 2015	Senior Vice President, Atlantic since 2008.
Karen Shaw Born: 1972	Treasurer; Principal Financial Officer	Since 2013	Senior Vice President, Atlantic since 2008.
Zachary Tackett Born: 1988	Vice President; Secretary and Anti- Money Laundering Compliance Officer	Since 2014	Counsel, Atlantic since 2014; Intern Associate, Coakley & Hyde, PLLC, 2010-2013.
Timothy Bowden Born: 1969	Vice President	Since 2013	Manager, Atlantic since 2008.
Michael J. McKeen Born: 1971	Vice President	Since 2013	Senior Vice President, Atlantic since 2008.
Geoffrey Ney Born: 1975	Vice President	Since 2013	Manager, Atlantic since 2013; Senior Fund Accountant, Atlantic, 2008-2013.
Todd Proulx Born: 1978	Vice President	Since 2013	Manager, Atlantic since 2013; Senior Fund Accountant, Atlantic, 2008-2013.
Carlyn Edgar Born: 1963	Chief Compliance Officer	Since 2013	Senior Vice President, Atlantic since 2008.

NWS INTERNATIONAL PROPERTY FUND
NWS GLOBAL PROPERTY FUND

FOR MORE INFORMATION:
P.O. Box 588
Portland, ME 04112
(844) 218-5182 (toll free)

INVESTMENT ADVISER
Northwood Securities LLC
575 5th Avenue, 23rd Floor
New York, NY 10017

TRANSFER AGENT
Atlantic Fund Services
P.O. Box 588
Portland, ME 04112
www.atlanticfundservices.com

DISTRIBUTOR
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Funds’ risks, objectives, fees and expenses, experience of its management, and other information.

231-ANR-0218

ITEM 2. CODE OF ETHICS.
(a)
As of the end of the period covered by this report, Forum Funds II (the "Registrant") has adopted a code of ethics, which applies to its Principal Executive Officer and Principal Financial Officer (the "Code of Ethics").

(c)	There have been no amendments to the Registrant's Code of Ethics during the period covered by this report.

(d)       There have been no waivers to the Registrant's Code of Ethics during the period covered by this report.

(e)        Not applicable.

(f) (1)  A copy of the Code of Ethics is being filed under Item 12(a) hereto.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The Board of Trustees has determined that Mr. Mark Moyer is an "audit committee financial expert" as that term is defined under applicable regulatory guidelines. Mr. Moyer is a non- "interested" Trustee (as defined in Section 2(a)(19) under the Investment Company Act of 1940, as amended (the "Act")), and serves as Chairman of the Audit Committee.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a) Audit Fees - The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant for the audit of the Registrant's annual financial statements, or services that are normally provided by the principal accountant in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $27,500 in 2017 and $35,000 in 2018.

(b) Audit-Related Fees – The aggregate fees billed in the Reporting Periods for assurance and related services rendered by the principal accountant that were reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $0 in 2017 and $0 in 2018.

(c) Tax Fees - The aggregate fees billed in the Reporting Periods for professional services rendered by the principal accountant to the Registrant for tax compliance, tax advice and tax planning were $6,000 in 2017 and $6,000 in 2018.  These services consisted of review or preparation of U.S. federal, state, local and excise tax returns.

(d) All Other Fees - The aggregate fees billed in the Reporting Periods for products and services provided by the principal accountant to the Registrant, other than the services reported in paragraphs  (a) through (c) of this Item, were $0 in 2017 and $0 in 2018.

(e) (1) The Audit Committee reviews and approves in advance all audit and "permissible non-audit services" (as that term is defined by the rules and regulations of the Securities and Exchange Commission) to be rendered to a series of the Registrant (each, a "Series").  In addition, the Audit Committee reviews and approves in advance all "permissible non-audit services" to be provided to an investment adviser (not including any sub-adviser) of a Series, or an affiliate of such investment adviser, that is controlling, controlled by or under common control with the investment adviser and provides on-going services to the Registrant ("Affiliate"), by the Series' principal accountant if the engagement relates directly to the operations and financial reporting of the Series.  The Audit Committee considers whether fees paid by a Series' investment adviser or an Affiliate to the Series' principal accountant for audit and permissible non-audit services are consistent with the principal accountant's independence.

(e) (2) No services included in (b) - (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable

(g) The aggregate non-audit fees billed by the principal accountant for services rendered to the Registrant for the Reporting Periods were $0 in 2017 and $0 in 2018.  There were no fees billed in either of the Reporting Periods for non-audit services rendered by the principal accountant to the Registrant's investment adviser or any Affiliate.

(h) During the Reporting Period, the Registrant's principal accountant provided no non-audit services to the investment advisers or any entity controlling, controlled by or under common control with the investment advisers to the series of the Registrant to which this report relates.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable

ITEM 6. INVESTMENTS.

(a)	Included as part of report to shareholders under Item 1.

(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
The Registrant does not accept nominees to the board of trustees from shareholders.

ITEM 11. CONTROLS AND PROCEDURES
(a) The Registrant's Principal Executive Officer and Principal Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act are effective, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as of a date within 90 days of the filing date of this report.
 (b) There were no changes in the Registrant's internal control over financial reporting (as defined in
Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)  Code of Ethics (Exhibit filed herewith).

(a)(2) Certifications pursuant to Rule 30a-2(a) of the Act, and Section 302 of the Sarbanes-Oxley Act of 2002. (Exhibits filed herewith)

(a)(3)  Not applicable.

(b)      Certifications pursuant to Rule 30a-2(b) of the Act, and Section 906 of the Sarbanes-Oxley Act of 2002. (Exhibit filed herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant Forum Funds II

By	/s/ Jessica Chase
Jessica Chase, Principal Executive Officer

Date	April 26, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/s/ Jessica Chase
Jessica Chase, Principal Executive Officer

Date	April 26, 2018

By	/s/ Karen Shaw
Karen Shaw, Principal Financial Officer

Date	April 26, 2018